UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)
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H&R BLOCK, INC.

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R1HRB1 H&R BLOCK, INC. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on September 4, 2008 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The following materials are available for view: Notice of Annual Meeting Proxy Statement Annual Report ONE H&R BLOCK WAY KANSAS CITY, MO 64105 PROXY MATERIALS — VIEW OR RECEIVE You can choose to view the material Online or receive a paper or e-mail copy. If you want to receive a paper or e-mail copy of the Proxy Materials you must request one. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before August 21, 2008. Have the 12 Digit Control Number (located on the following page) available and visit: www.proxyvote.com HOW TO VIEW PROXY MATERIALS VIA THE INTERNET HOW TO REQUEST A COPY OF PROXY MATERIALS 1) BY INTERNET -www.proxyvote.com 2) BY TELEPHONE -1-800-579-1639 3) BY E-MAIL* -sendmaterial@proxyvote.com *If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line. See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Type: Annual Meeting Date: September 4, 2008 Meeting Time: 9:00 CDT For holders as of: July 7, 2008 Meeting Location: Notice of Annual Meeting Copaken Stage Kansas City Repertory Theatre H&R Block Center One H&R Block Way Kansas City, MO 64105 Meeting Directions: For Meeting Directions Please Visit: http://ww3.ics.adp.com/streetlink/hrb1 To vote in person, you must attend the Annual Meeting and, if permitted, vote your shares. Please check the Proxy Materials for the requirements to vote at the Annual Meeting. Vote In Person How To Vote Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM Please check the Proxy Materials for the voting deadlines. Have your notice in hand when you access the web site and follow the instructions. Meeting Type: Annual Meeting Date: September 4, 2008 Meeting Time: 9:00 CDT For holders as of: July 7, 2008 Meeting Location: Notice of Annual Meeting Copaken Stage Kansas City Repertory Theatre H&R Block Center One H&R Block Way Kansas City, MO 64105 Meeting Directions: For Meeting Directions Please Visit: http://ww3.ics.adp.com/streetlink/hrb1 To vote in person, you must attend the Annual Meeting and, if permitted, vote your shares. Please check the Proxy Materials for the requirements to vote at the Annual Meeting. Vote In Person How To Vote Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM Please check the Proxy Materials for the voting deadlines. Have your notice in hand when you access the web site and follow the instructions. R1HRB2

Voting items The H&R Block, Inc. Board of Directors unanimously recommends a vote “FOR” all the director nominees listed below and “FOR” the other listed proposals. 1. Election of Directors Nominees: 1a. Alan M. Bennett 1b. Thomas M. Bloch 1c. Richard C. Breeden 1d. Robert A. Gerard 1e. Len J. Lauer 1f. David B. Lewis 1g. Tom D. Seip 1h. L. Edward Shaw, Jr. 1i. Russell P. Smyth 1j. Christianna Wood 2. Approval of an amendment to the Company’s Restated Articles of Incorporation to require an independent chairman of the Board of Directors. 3. Approval of an amendment to the Company’s Restated Articles of Incorporation to decrease the permissible number of directors. 4. Approval of an amendment to the Company’s Restated Articles of Incorporation to impose director term limits. 5. Approval of an amendment to the Company’s Restated Articles of Incorporation to limit voting rights of preferred stock. 6. Approval of an advisory proposal on the Company’s executive pay-for-performance compensation policies and procedures. 7. Approval of the 2008 Deferred Stock Unit Plan for Outside Directors, to replace the 1989 Stock Option Plan for Outside Directors. 8. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent accountants for the fiscal year ending April 30, 2009. R1HRB3

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